Exhibit 24.1

                                POWER OF ATTORNEY


          WHEREAS, the undersigned officers and directors of ITXC Corp. desire to authorize Tom I. Evslin, John G. Musci and Edward B. Jordan to act as their attorneys-in-fact and agents, for the purpose of executing and filing a registration statement on Form S-8, including all amendments thereto,

          NOW, THEREFORE,

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Tom I. Evslin, John G. Musci and Edward
B. Jordan , and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-8 registering up to 500,000 shares of the Common Stock of ITXC Corp. issuable pursuant to the ITXC Corp. Employee Stock Purchase Plan, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 4th day of October, 1999.



Signature                                               Title

/s/ Tom Evslin                                    Chairman, President and
----------------------------------------------    Chief Executive Officer
Tom Evslin

/s/ John G. Musci                                 Director
----------------------------------------------
John G. Musci

/s/ Edward B. Jordan                              Chief Financial and Accounting
----------------------------------------------    Officer and Director
Edward B. Jordan

/s/ William P. Collatos                            Director
----------------------------------------------
William P. Collatos

/s/ Elon A. Ganor                                  Director
----------------------------------------------
Elon A. Ganor

/s/Frederick R. Wilson                             Director
----------------------------------------------
Frederick R. Wilson